CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim Large Cap Optimized Diversification ETF
(the “Fund”)

Supplement to the Fund’s Prospectus dated December 29, 2016

The staff of NYSE Regulation, Inc. (the “Staff”) recently notified Claymore Exchange-Traded Fund Trust (the “Trust”) that the Fund is not in compliance with the continued listing standard set forth in Rule 5.5(g)(2)(a)(1) of NYSE Arca Equities, Inc. (“NYSE Arca”). Rule 5.5(g)(2)(a)(1) requires that, in order to comply with NYSE Arca continued listing standards, a listed security maintain at least 50 shareholders for at least 30 or more consecutive trading days following its initial year of trading on the NYSE Arca. Therefore, in accordance with its procedures, NYSE Arca may affix a “below compliance” (.BC) indicator to the Fund’s ticker symbol on the consolidated tape.

The Trust will submit a response to NYSE Arca outlining the Trust’s plan to increase the number of shareholders of the Fund and regain compliance with Rule 5.5(g)(2)(a)(1). Should the Staff accept the Trust’s plan for the Fund to re-gain compliance, the Staff will provide a six-month “cure period,” during which the Fund must demonstrate that it has at least 50 shareholders over a period of two consecutive months.
Should the Fund be unable to meet NYSE Arca’s continued listing standards by the end of its cure period, the Staff may delist the Fund. In such event, you will receive additional information about the future plans for the Fund. The Trust also has the right to appeal any Staff decision.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606
Please Retain This Supplement For Future Reference.

August 2, 2017        ETF-OPD-SUP